UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2011.

BA CREDIT CARD TRUST* (Exact name of issuing entity as specified in its charter) (Issuing Entity of the Notes)	BA MASTER CREDIT CARD TRUST II (Exact name of issuing entity as specified in its charter) (Issuing Entity of the Collateral Certificate)

Commission File Number of depositor:  333-166895

BA CREDIT CARD FUNDING, LLC
(Exact name of depositor as specified in its charter)

FIA CARD SERVICES, NATIONAL ASSOCIATION
 (Exact name of sponsor as specified in its charter)
Delaware	Delaware
(State or Other Jurisdiction of Incorporation)	(State or Other Jurisdiction of Incorporation)

c/o BA Credit Card Funding, LLC 214 North Tryon Street Suite #21-39, NC1-027-21-04 Charlotte, North Carolina 28255	c/o BA Credit Card Funding, LLC 214 North Tryon Street Suite #21-39, NC1-027-21-04 Charlotte, North Carolina 28255
(Address of Principal Executive Office)	(Address of Principal Executive Office)

(980) 683-4915	(980) 683-4915
(Telephone Number, including area code)	(Telephone Number, including area code)

333-166895-01	333-166895-02
(Commission File Numbers)	(Commission File Numbers)

01-0864848	01-0864848
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

N/A	N/A
(Former name or address, if changed since last report)	(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_________________________________

* In accordance with relevant regulations of the Securities and Exchange Commission, the depositor files annual and other reports with the Commission on behalf of the BA Credit Card Trust and the BA Master Credit Card Trust II under the Central Index Key (CIK) number (0001128250) for the BA Credit Card Trust.

Section 6 – Asset-Backed Securities

Item 6.02. Change of Servicer or Trustee.

In accordance with the terms of the BA Master Credit Card Trust II Second Amended and Restated Pooling and Servicing Agreement, dated as of October 20, 2006 (as the same may be amended, amended and restated, supplemented or otherwise modified, the “Pooling and Servicing Agreement”), among BA Credit Card Funding, LLC, as Transferor, FIA Card Services, National Association, as Servicer (“FIA” and the “Servicer”) and The Bank of New York Mellon, as Trustee, and pursuant to the terms of the Amended and Restated Delegation of Servicing Agreement, dated as of October 20, 2006 (the “Delegation of Servicing Agreement”), between FIA and Banc of America Card Servicing Corporation (“Servicing Corporation”), FIA delegated certain of its duties as Servicer under the Pooling and Servicing Agreement to Servicing Corporation.  Despite that delegation, FIA remained ultimately responsible for all of the obligations of the Servicer under the Pooling and Servicing Agreement.  At the close of business on June 30, 2011, Servicing Corporation was dissolved and all of the assets and personnel of Servicing Corporation became assets and personnel of FIA.  In connection with that dissolution, the Delegation of Servicing Agreement has been terminated and FIA has reassumed all of the duties of the Servicer under the Pooling and Servicing Agreement that had been delegated to Servicing Corporation pursuant to the Delegation of Servicing Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BA CREDIT CARD FUNDING, LLC
Acting solely in its capacity as
depositor of BA Master Credit Card Trust II and
BA Credit Card Trust

By:	_____/s/ Keith W. Landis_____
Name: Keith W. Landis
Title: V.P.

July 1, 2011